UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

OTELCO INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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April 6, 2018
Dear Stockholders:
It is my pleasure to invite you to Otelco Inc.’s 2018 Annual Meeting of Stockholders. We will hold this meeting on Thursday, May 10, 2018, at 11:00 a.m. local time, at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019. At this meeting, you will vote: (i) to elect seven directors named in the enclosed proxy statement; (ii) to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm; (iii) to approve the Otelco Inc. 2018 Stock Incentive Plan; and (iv) to approve, on an advisory basis, our executive compensation.
Enclosed, you will find a notice of meeting and proxy statement that contains further information about the agenda items and the meeting, a copy of our 2017 Annual Report and a proxy card.
Your vote is important to us and our business. For example, if the Otelco Inc. 2018 Stock Incentive Plan is approved by our stockholders, we will be able to align the compensation of our senior management with the interests of our stockholders by utilizing equity awards as a portion of compensation. I encourage you to complete, date, sign and return the proxy card in order for your shares to be represented and voted at the meeting. Brokers, banks and other nominees are not allowed to vote your shares on any matters, other than the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm, in the event that you do not complete the proxy card or vote by one of the other available alternatives. It is important that your voice be heard on all items coming before this meeting.
Sincerely,
Stephen P. McCall
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 10, 2018
To the holders of Otelco Inc. shares:
The annual meeting of the stockholders of Otelco Inc. will be held on Thursday, May 10, 2018, at 11:00 a.m. local time, at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019. The purposes of the meeting are to:
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Elect seven directors named in the enclosed proxy statement to serve until the annual meeting of stockholders to be held in 2019;

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Ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm;

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Approve the Otelco Inc. 2018 Stock Incentive Plan;

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Approve, on an advisory basis, our executive compensation; and

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Transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Only stockholders of record as of the close of business on March 12, 2018, are entitled to vote at the meeting. You are cordially invited to attend the meeting in person. If your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting.
IMPORTANT
Whether or not you expect to attend the meeting in person, we urge you to complete, date, sign and return the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy card will not prevent you from voting your shares in person at the meeting if you desire to do so, as your proxy card is revocable at your option. Please remember, your broker, bank or other nominee cannot vote your shares for the election of directors, the approval of the Otelco Inc. 2018 Stock Incentive Plan or the approval, on an advisory basis, of our executive compensation if you do not complete and return the proxy card or vote by one of the other available alternatives. However, brokers, banks and other nominees will have discretion to vote uninstructed shares on the ratification of BDO USA, LLP as our Independent Registered Public Accounting Firm.
By Order of the Board of Directors,
Curtis L. Garner, Jr.
Secretary
April 6, 2018
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 10, 2018 — Our proxy statement, proxy card and 2017 Annual Report are available on our website at www.Otelco.com under the heading “Investors — SEC Filings.”

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Proxy Statement for 2018 Annual Meeting of Stockholders
We are providing these proxy materials in connection with the solicitation by the Board of Directors of Otelco Inc. (the “Board”) of proxies to be voted at our annual meeting of stockholders, to be held on May 10, 2018, and at any meeting following postponement or adjournment of such annual meeting (the “Annual Meeting’’).
Unless the context requires otherwise, references in this proxy statement to “Otelco,” the “Company,” “we,” “us” or “our” refer to Otelco Inc. and its consolidated subsidiaries.
You are invited to attend the Annual Meeting, which will begin at 11:00 a.m. local time on Thursday, May 10, 2018, at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019. If you plan to vote your shares in person at the Annual Meeting and your shares are held in “street name” — in an account with a bank, broker or other nominee — you must obtain a proxy issued in your name from such broker, bank or other nominee.
You can vote your shares by completing, dating, signing and returning the enclosed proxy card or, if you hold shares in “street name,” the voting form provided by your broker, bank or other nominee. A returned signed proxy card without an indication of how your shares should be voted will be voted: FOR the election of all nominees for director as set forth under Proposal 1; FOR the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm under Proposal 2; FOR the approval of the Otelco Inc. 2018 Stock Incentive Plan (the “2018 Stock Incentive Plan”) under Proposal 3; FOR the approval of the compensation of Otelco’s named executives under Proposal 4; and, with respect to any other matters which may properly come before the Annual Meeting, at the discretion of the proxy holders.
A quorum is required to hold the Annual Meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. Our by-laws do not allow for cumulative voting. The seven nominees for director who receive the most votes will be elected as directors. The vote of a majority of the shares present in person or by proxy at the Annual Meeting is required to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm. The vote of a majority of the votes cast in person or by proxy at the Annual Meeting on the proposal to approve the 2018 Stock Incentive Plan is required to approve the 2018 Stock Incentive Plan. The results of the advisory vote on executive compensation will be considered by the compensation committee of the Board.
This proxy statement and our 2017 Annual Report, along with the enclosed proxy card, are first being given or sent to stockholders on or about April 6, 2018.

Questions and Answers About This Proxy Material and Voting
Why did I receive this proxy statement?
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record at the close of business on March 12, 2018, and, as such, you are entitled to vote at the Annual Meeting.
This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
Who can vote at the Annual Meeting?
The record date for the Annual Meeting is March 12, 2018. As such, only stockholders of record at the close of business on March 12, 2018, will be entitled to vote at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on March 12, 2018, your shares were registered directly in your name with our transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or you may vote by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to complete, sign and date your proxy card and return the proxy card in the postage-paid envelope provided to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If at the close of business on March 12, 2018, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by such brokerage firm, bank, dealer or other similar organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Your broker, bank or other nominee cannot vote your shares for the election of directors, the approval of the 2018 Stock Incentive Plan, or the approval, on an advisory basis, of the compensation of Otelco’s named executives if you do not complete and return the proxy card or vote by one of the other available alternatives. However, banks, brokers and other nominees will have discretion to vote uninstructed shares on the ratification of the appointment of BDO USA, LLP as our Independent Registered Accounting Firm. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.
What proposals will be voted on at the Annual Meeting?
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The election of seven directors to serve until the annual meeting of stockholders to be held in 2019;

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The ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm;

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The approval of the 2018 Stock Incentive Plan; and

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The approval, on an advisory basis, of the compensation of Otelco’s named executives.

The Board recommends that you vote FOR each of the nominees to the Board; FOR the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm; FOR the approval of the 2018 Stock Incentive Plan; and FOR the approval, on an advisory basis, of the compensation of Otelco’s named executives.

What different methods can I use to vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote by proxy, simply complete, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete, sign and date your proxy card and return it in the postage-paid envelope provided to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee.
Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy card. Your broker, bank or other nominee cannot vote your shares for the election of directors, the approval of the 2018 Stock Incentive Plan or the approval, on an advisory basis, of the compensation of Otelco’s named executives if you do not complete and return the proxy card or vote by one of the other available alternatives. However, brokers, banks and other nominees will have discretion to vote uninstructed shares on the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
How can I revoke my proxy?
You can revoke your proxy prior to the completion of voting at the Annual Meeting by giving written notice of your revocation to the Secretary of the Company at 505 Third Avenue East, Oneonta, Alabama 35121, Attention: Curtis L. Garner, Jr., Secretary; by delivering a later-dated proxy card; or by voting in person at the Annual Meeting.
Who will count the votes?
An independent representative of EQ Shareowner Services will tabulate the votes and a representative from Corporate Communications will be the independent inspector of elections to certify the results.
How many shares are outstanding?
As of the close of business on March 12, 2018, the record date for the Annual Meeting, there were 3,346,689 shares outstanding and entitled to vote at the Annual Meeting. Each share outstanding as of the close of business on the record date is entitled to one vote at the Annual Meeting.
What is the quorum requirement?
A quorum is required to hold the Annual Meeting. A quorum will be present if at least a majority of the shares entitled to vote, or 1,673,345 shares, are represented by stockholders present in person at the Annual Meeting or by proxy.
Abstentions will be counted as “shares present” at the Annual Meeting for the purpose of determining whether a quorum exists. However, abstentions will not be treated as votes cast for or against a matter and, accordingly, will not affect the outcome of any proposal to be voted on at the Annual Meeting, other than the proposal to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm. Proxies submitted by brokers, banks or other nominees that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are also considered “shares present,” but also will not be treated as votes cast for or against a matter and, accordingly, will not affect the outcome of any proposal to be voted on at the Annual Meeting, other than the proposal to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
How many votes are needed to approve each proposal?
For the election of seven directors, the seven nominees for director with the most FOR votes among votes properly cast will be elected as directors. WITHHELD votes and broker non-votes will have no effect on the election of the director nominees.
For the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm, the majority of the shares present in person or by proxy at the Annual Meeting must vote FOR the proposal. Abstentions and broker non-votes will be counted as “shares present” at the Annual Meeting and will therefore have the effect of a vote AGAINST the proposal.
For the approval of the 2018 Stock Incentive Plan, the majority of the votes cast in person or by proxy at the Annual Meeting on the proposal to approve the 2018 Stock Incentive Plan must vote FOR the proposal. Abstentions and broker non-votes will have no effect on the proposal.
The results of the advisory vote on executive compensation will be considered by the compensation committee of the Board.
When are stockholder proposals due for the annual meeting of stockholders to be held in 2019?
In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Secretary of the Company, Curtis L. Garner, Jr., at Otelco Inc., 505 Third Avenue East, Oneonta, Alabama 35121 and be received by no later than December 7, 2018. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s annual meeting of stockholders, written notice must be received by us no later than February 9, 2019, and no earlier than January 10, 2019, and shall contain the information required by our by-laws. You may contact Curtis L. Garner, Jr. at the above described address for a copy of the relevant provisions of our by-laws regarding the requirements for making stockholder proposals and nominating director candidates.
How much will this proxy solicitation cost?
We bear all of the expenses incurred in connection with the solicitation of proxies, including costs incurred by brokers, fiduciaries and custodians in forwarding proxy materials to beneficial owners of shares held in their name. Officers or other employees of the Company may, without additional compensation, solicit proxies in person or by telephone. We expect the total costs of this proxy solicitation to be approximately $30,000.
Does the Company have a policy about directors’ attendance at annual meetings of stockholders?
We do not have a policy about directors’ attendance at annual meetings of stockholders. Six of our seven directors attended last year’s annual meeting of stockholders. We anticipate that a majority of our directors will attend the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days of the Annual Meeting and noted on our website at www.Otelco.com.
How do I obtain more information about Otelco?
A copy of our 2017 Annual Report accompanies this proxy statement. All stockholders, including beneficial owners of shares, may obtain, free of charge, a copy of that document, our Annual Report on Form 10-K for the year ended December 31, 2017, our code of ethics and the charters for our audit, compensation and nominating and corporate governance committees by writing to the Secretary of the Company, Curtis L. Garner, Jr., at Otelco Inc., 505 Third Avenue East, Oneonta, Alabama 35121. These documents, as well as other information about Otelco, are also available on the investor overview section of our website at www.Otelco.com.
Where are the Company’s principal executive offices?
Our principal executive offices are located at 505 Third Avenue East, Oneonta, Alabama 35121.

Governance of the Company
The Board has three standing committees: the audit committee; the compensation committee; and the nominating and corporate governance committee. All three committees are comprised solely of independent directors. During 2017, the Board held a total of five meetings, with all seven directors attending four of those meetings and six of the seven directors attending one of those meetings. The Board also held ten working sessions with management during 2017. During 2017, the audit, compensation and nominating and corporate governance committees held six meetings, two meetings and three meetings, respectively, with all committee members attending all meetings. Each director attended at least 75% of the aggregate of all meetings of the Board and committees thereof on which such director served during 2017. The Board and committees held executive sessions without management present as required in the conduct of regular business. Our code of ethics, corporate governance policies and the charters of each committee of the Board may be viewed on our website at www.Otelco.com. The nominating and corporate governance committee recommended and the Board approved the membership of the committees noted below.
Ultimate responsibility for risk oversight lies with the Board and the audit committee. The audit committee and management have expanded their enterprise risk management process to evaluate a broad spectrum of risks and the magnitude, likeliness and our preparedness in each area. The audit committee provides oversight of the process and the Board regularly discusses the various risks to our business with senior management, including risks related to cyber security, acquisitions, change in the telecommunication industry, our strategic plans, financing and financial covenants. Risks related to financial disclosure and accounting controls are handled initially by the audit committee.
Stephen P. McCall serves as Chairman of the Board. The Board believes that the non-executive Chairman’s role allows management, including our President and Chief Executive Officer, to focus on operating the business while Mr. McCall oversees and manages the Board and its functions.
Audit Committee — Brian A. Ross, Gary L. Sugarman, Howard J. Haug (chair).
The principal duties and responsibilities of our audit committee (all of the members of which are independent directors under the Nasdaq Stock Market’s listing rules) are to monitor our financial reporting process and internal control system; to appoint and replace our independent outside auditors from time to time, determine the compensation of our independent outside auditors and other terms of engagement and oversee their work; to oversee and evaluate the enterprise risk management process; and to oversee our compliance with legal, ethical and regulatory matters. The audit committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The audit committee operates under a charter, which is available on our website at www.Otelco.com. The audit committee recommends that stockholders vote FOR the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
The Board has determined that Howard J. Haug and Brian A. Ross qualify as audit committee financial experts.
Compensation Committee — Stephen P. McCall, Brian A. Ross, Norman C. Frost (chair).
The principal duties and responsibilities of our compensation committee (all of the members of which are independent directors under the Nasdaq Stock Market’s listing rules) are to provide oversight on the development and implementation of the compensation policies, strategies, plans and programs for our key employees and outside directors and to consider appropriate disclosure relating to these matters; to administer the operation of our compensation plans; to review and approve the compensation of our Chief Executive Officer and our other executive officers; and to provide oversight concerning selection of officers, management succession planning, performance of individual executives and related matters. The compensation committee has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The compensation committee operates under a charter, which is available on our website at www.Otelco.com. The compensation committee recommends that stockholders vote FOR the approval of the 2018 Stock Incentive Plan and FOR the approval, on an advisory basis, of the compensation of Otelco’s named executives.

Nominating and Corporate Governance Committee  — Norman C. Frost, Howard J. Haug, Gary L. Sugarman (chair).
The principal duties and responsibilities of our nominating and corporate governance committee (all of the members of which are independent directors under the Nasdaq Stock Market’s listing rules) are to establish criteria for Board and committee membership; to recommend to the Board nominees for election to the Board and for membership on committees of the Board; to make recommendations regarding proposals submitted by our stockholders; and to make recommendations to the Board regarding corporate governance matters and practices. The nominating and corporate governance committee operates under a charter, which is available on our website at www.Otelco.com. The nominating and corporate governance committee recommends that stockholders vote FOR the election of the seven director nominees named in this proxy statement.
Minimum Qualifications and Desirable Attributes for Director Nominees
The nominating and corporate governance committee has established the following minimum qualifications and desirable attributes for evaluating all director nominees:
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Demonstrated business acumen and experience, preferably in a public company;

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Has the time to serve and will do so with high ethical standards and integrity;

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Ability to read and understand basic financial statements and other financial information pertaining to the Company;

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Knowledge of the information and communications technology industry;

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Experience working with a company that has gone through a cultural change;

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Understanding of social media-digital technologies;

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Experience working in an entrepreneurial environment; and

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For prospective non-employee directors, independence under Securities and Exchange Commission and applicable stock exchange rules, and the absence of any conflict of interest.

Other Factors for Potential Consideration
The nominating and corporate governance committee will also consider the following factors in connection with its evaluation of each director nominee:
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Although the Board has no formal policy regarding diversity, the nominating and corporate governance committee will consider whether the director nominee will foster a diversity of skills and experiences; and

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For potential audit committee members, whether the nominee possesses the requisite education, training and experience to qualify as financially sophisticated or as an audit committee financial expert under applicable Securities and Exchange Commission and stock exchange rules.

Process for Identifying, Evaluating and Recommending Nominees
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The nominating and corporate governance committee initiates the process of identifying, evaluating and recommending director nominees by preparing a slate of potential candidates who, based on their biographical information and other information available to the nominating and corporate governance committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board).

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Outside Advisors.   The nominating and corporate governance committee may engage a third-party search firm or other advisors to assist in identifying director nominees.

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Stockholder Suggestions for Director Nominees.   The nominating and corporate governance committee will consider suggestions of director nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the written materials set forth below to the

Company addressed to the chairman of the nominating and corporate governance committee at Otelco Inc., 505 Third Avenue East, Oneonta, Alabama 35121, Attention: Chairman of Nominating and Corporate Governance Committee. To be timely, the materials must be submitted within the time permitted in our by-laws for submission of a stockholder proposal for inclusion in our proxy statement for the subject annual meeting.
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The written materials must include: (1) all information relating to the individual recommended that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the stockholder(s) making the nomination and the amount of the Company’s securities which are owned beneficially and of record by such stockholder(s); (3) a representation that the stockholder of record is a holder of record of stock of the Company entitled to vote on the date of submission of such written materials and intends to appear in person or by proxy at the annual meeting to propose such nomination; (4) a representation as to whether the stockholder or the beneficial owner intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the proposed nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposed nomination; and (5) any other information that we may reasonably require to determine the eligibility of such proposed nominee to serve as a director.

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The nominating and corporate governance committee will evaluate a director nominee suggested by any stockholder in the same manner and against the same criteria as any other director nominee identified by the nominating and corporate governance committee from any other source.

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Nomination of Incumbent Directors.   The re-nomination of existing directors is not viewed as automatic, but is based on continuing qualification under the criteria set forth above. For incumbent directors standing for re-election, the nominating and corporate governance committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation and overall contribution to the Company, feedback from peer evaluations, the number of other company boards on which the individual serves, the composition of the Board at that time and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.

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Management Directors.   The number of officers or employees of the Company serving at any time on the Board should be limited such that, at all times, a majority of the directors are independent under applicable Securities and Exchange Commission and stock exchange rules.

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After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the nominating and corporate governance committee and by our Chief Executive Officer.

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Upon completion of the above procedures, the nominating and corporate governance committee will determine the list of potential candidates to be recommended to the full Board for nomination at the annual meeting of stockholders.

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The Board will then select the slate of nominees only from candidates identified, screened and approved by the nominating and corporate governance committee.

Stockholder Communications with the Board
The Board has a process for stockholders to communicate with it. For more information, please see the investor overview section of our website at www.Otelco.com. Other information contained on our website does not constitute a part of this proxy statement.

Report of the Audit Committee
The audit committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s internal controls, the financial reporting process and the preparation of the Company’s consolidated financial statements. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the Company’s consolidated financial statements.
In this context, the audit committee has met and held discussions with management and BDO USA, LLP, the Company’s Independent Registered Public Accounting Firm, with and without management present, on at least a quarterly basis. Management represented to the audit committee that the Company’s audited consolidated financial statements and its unaudited quarterly condensed consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the audited consolidated financial statements with management and the Independent Registered Public Accounting Firm. The audit committee meets with management and the Independent Registered Public Accounting Firm together and individually, as required, at each regular quarterly meeting. The audit committee discussed with the Independent Registered Public Accounting Firm all communications required by the PCAOB in Rule 3200T and the matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees).
During 2017, the audit committee reviewed management’s documentation for maintaining adequate internal controls over financial reporting to meet continuing compliance requirements under Section 404 of the Sarbanes-Oxley Act of 2002. Management utilizes the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework (2013). Based upon its assessment, management concluded that, as of December 31, 2017, the Company’s internal controls and procedures were effective based upon these criteria.
In addition, the audit committee has discussed with representatives of the Independent Registered Public Accounting Firm the Independent Registered Public Accounting Firm’s independence from the Company and its management, and has received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm’s communications with the audit committee concerning independence.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that the 2017 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.
The audit committee reviewed and approved the engagement proposals from BDO USA, LLP for the 2017 quarterly reviews and annual audit of the Company’s consolidated financial statements and for review and filing of the Company’s federal and state income taxes and from Barfield, Murphy, Shank and Smith, LLC for 2016 federal and state income tax preparation, tax consulting services and the 2016 audit of our 401(k) plan in advance of the provision of those services.
THE AUDIT COMMITTEE
Howard J. Haug, Chairman
Brian A. Ross
Gary L. Sugarman

Beneficial Ownership of Common Stock
The following table sets forth information regarding the beneficial ownership of shares by:
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each person who is known by us to beneficially own more than 5% of our shares;

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each member of our Board;

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our Chief Executive Officer;

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our Chief Financial Officer;

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each of our three other most highly compensated executive officers for the year ended December 31, 2017; and

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all members of our Board and our executive officers as a group.

The amounts and percentages of shares beneficially owned are reported as of March 12, 2018, which is the record date for the Annual Meeting, on the basis of Securities and Exchange Commission regulations governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities that he, she or it has a right to acquire within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which that person has no economic interest.
Except as indicated in the footnotes to the following table, each person has sole voting and investment power with respect to all shares attributable to such person.
	Shares Beneficially Owned
Name	Number	%(6)
Ira Sochet(1)	700,296	20.9
Norman C. Frost(2)	5,899	*
Curtis L. Garner, Jr.(2)(3)	24,473	*
Howard J. Haug(2)(4)	6,440	*
Stephen P. McCall(2)	8,123	*
Brian A. Ross(2)	10,899	*
Robert J. Souza(2)	35,929	1.1
Gary L. Sugarman(2)	5,349	*
Dennis K. Andrews(2)(5)	11,620	*
Jerry C. Boles(2)	10,071	*
Edwin D. Tisdale(2)	12,462	*
All directors and executive officers as a group (10 persons)(2)(3)(4)(5)	131,265	3.9

*
Less than 1%

(1)
Based on a Form 4 filed on February 7, 2018, with the Securities and Exchange Commission by Ira Sochet. As stated in a Schedule 13D filed on December 4, 2017, with the Securities and Exchange Commission by Mr. Sochet, these shares include shares held in an IRA account and shares held by Ira Sochet Trust, over which Mr. Sochet has voting and dispositive control, and shares held by Sochet & Company, Inc., an entity owned and controlled by Mr. Sochet. Mr. Sochet’s address is 121 14th Street, Belleair Beach, Florida 33786.

(2)
Does not include any shares issued to or purchased by members of our Board or our executive officers following March 12, 2018, which is the record date for the Annual Meeting. Between March 12, 2018, and March 23, 2018, (a) 7,503 shares were issued to Mr. Garner on March 13, 2018, upon the vesting of certain restricted stock units, (b) 655 shares were purchased by Mr. Haug on March 20, 2018, (c) 870 shares were purchased by Mr. McCall on March 13, 2018, (d) 15,501 shares were issued to Mr. Souza on March 13, 2018, upon the vesting of certain restricted stock units, (e) 680 shares were purchased by Mr. Sugarman on March 14, 2018, (f) 4,851 shares were issued to Mr. Andrews on March 13, 2018, upon the vesting of certain restricted stock units, (g) 3,701 shares were issued to Mr. Boles on March 13, 2018, upon the vesting of certain restricted stock units and (h) 4,468 shares were issued to Mr. Tisdale on March 13, 2018, upon the vesting of certain restricted stock units.
(3)
Includes 328 shares held by Uniform Gifts to Minors Act accounts for the benefit of Mr. Garner’s grandchildren. Mr. Garner is the custodian of such accounts. Mr. Garner disclaims beneficial ownership of these shares. In addition, also includes 2,719 shares which Mr. Garner owns jointly with his spouse.

(4)
Includes 10 shares held by Mr. Haug’s wife.

(5)
Includes 451 shares held by Mr. Andrews’ wife’s IRA.

(6)
The percentage of class ownership was determined by dividing the number of shares shown in the table by 3,346,689, the total number of outstanding shares on March 12, 2018, which is the record date for the Annual Meeting. After giving effect to the share issuances and purchases referenced in footnote 2 above, as of March 23, 2018, (a) there was a total of 3,388,624 shares outstanding, (b) Mr. Sochet beneficially owned 20.7% of those outstanding shares, (c) Mr. Souza beneficially owned 1.5% of those outstanding shares, (d) each of the other members of the Board and executive officers beneficially owned less than 1.0% of those outstanding shares and (e) all members of our Board and our executive officers, as a group, beneficially owned 5.1% of those outstanding shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our shares to file reports regarding their ownership and changes in ownership of our shares with the Securities and Exchange Commission. We believe that, during 2017, our directors, executive officers and 10% holders complied with all Section 16(a) filing requirements, with the exception of Ira Sochet. Specifically, on March 6, 2017, Mr. Sochet filed a late Form 4 reporting one purchase of 2,300 shares on February 16, 2017, on March 29, 2017, Mr. Sochet filed a late Form 4 reporting four purchases, totaling 13,491 shares, between March 7, 2017, and March 14, 2017, and, on November 29, 2017, Mr. Sochet filed a late Form 4 reporting two purchases, totaling 287,366 shares, on November 21, 2017.
In making the statements set forth in this section, we have relied solely upon an examination of the Forms 3, 4 and 5, and amendments thereto, furnished to us and the written representations of our directors, executive officers and 10% holders.
Compensation Committee Interlocks and Insider Participation
During 2017, the members of our compensation committee were Messrs. Brian A. Ross, Stephen P. McCall and Norman C. Frost (chair). None of Messrs. Frost, McCall or Ross has ever been an officer or employee of the Company or any of its subsidiaries and, since January 1, 2016, none of Messrs. Frost, McCall or Ross has had any other non-trivial professional, family or financial relationship with the Company or its executives, other than his directorship. For 2017, no executive officer of the Company served on the compensation committee or board of directors of any other entity that had any executive officer who also served on our compensation committee or Board.
EXECUTIVE Compensation OVERVIEW
The compensation committee of the Board establishes our executive compensation policy and monitors its implementation. This includes setting total compensation levels for our Chief Executive Officer and other executive officers in line with appropriate industry information and assigned responsibilities; balancing the retention of talent and compensation cost to us; and establishing the components of executive compensation. Our compensation committee also reviews our Chief Executive Officer’s recommendations with respect to compensation for other executives before the presentation of such recommendations to the Board. The compensation committee directly employs external expert resources as required to provide supporting information for carrying out its mission. The Board approves the policies and the base and incentive compensation for the executives based on the compensation committee’s recommendations.
Compensation Philosophy
Our executive compensation philosophy is based on the principles of competitive and fair compensation for sustained performance.

Competitive and Fair Compensation
We are committed to providing an executive compensation program that helps attract and retain highly qualified executive officers. To ensure that compensation is competitive, the compensation committee compares our compensation practices with those of other companies in our industry on a periodic basis and sets our compensation guidelines based on this review. In 2016, the compensation committee engaged Aon Hewitt to provide recommendations on potential peer companies within the broad construction of the telecommunication industry and to utilize Aon Hewitt’s access to industry information to provide compensation comparisons for our senior management and the Board. After reviewing Aon Hewitt’s report, the compensation committee determined that a peer group of companies including: 8x8 Inc.; Alaska Communications Systems Group Inc.; Cogent Communications Holdings, Inc.; Consolidated Communications Holdings Inc.; GTT Communications, Inc.; Hawaiian Telecom Holdco Inc.; Intelliquent, Inc.; Lumos Networks Corp.; New ULM Telecom Inc.; ORBCOMM, Inc.; Shenandoah Telecommunications Co.; and Towerstream Corporation provided the best industry comparison.
The compensation committee’s analysis reviewed total compensation levels for senior management positions, including: the components of base salary, incentive and bonus plans; current and long-term components; cash and non-cash compensation; and severance and change-in-control payments. From 2014 through 2016, the committee structured stock bonus targets based on the performance measures of consolidated earnings before interest, tax, depreciation and amortization (“EBITDA”), pre-consolidation revenue and net debt, and issued restricted stock units to executive management for all of their 2014, 2015 and 2016 incentive compensation. Restricted stock units granted to management vested annually over a three-year period, further encouraging management tenure. At the end of 2016, no shares remained available for new grants under the stock incentive plan that was approved at our 2014 annual meeting of stockholders (the “2014 Stock Incentive Plan”). Accordingly, although the 2017 incentive compensation targets utilized the same three criteria as in 2016, with several adjustments to performance factors, all applicable incentive compensation was paid in cash rather than restricted stock units. The compensation committee has utilized the same three incentive compensation targets for 2018 performance that were used in 2017, and will determine whether incentive compensation will be paid in cash, restricted stock units or a combination thereof after the Annual Meeting, when it is known whether our stockholders approved the 2018 Stock Incentive Plan.
The compensation committee believes compensation for our executive officers is within an acceptable range of compensation paid to executives with comparable qualifications, experience and responsibilities who are with companies that are of reasonably comparable size. The compensation committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.
Sustained Performance
Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic business goals are met, including such factors as the introduction of new technology and services for customers, growth through acquisitions, excellent customer satisfaction, efficient utilization of capital and meeting stated financial objectives. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and our values are fostered.
Compensation Objectives
There are three primary objectives of our executive compensation program.
First, we must attract and retain superior talent to lead our operations and growth while controlling the cost associated with this leadership. Our capital structure requires us to distribute a significant percentage of our operating cash flow in the form of principal and interest on our debt. Consistent quarterly operations and cash accretive growth through acquisitions have historically been, and continue to be, critical to meeting our cash requirements. A stable senior leadership team positively influences the accomplishment of these goals. The rural nature of a material portion of our Company adds complexity to this challenge.

Second, the compensation program must effectively tie pay and benefits to broad responsibilities and performance against measurable targets. Specific financial targets are set for the Company each year. The combination of base pay and incentive bonus must motivate management to take the actions necessary to meet the targets on a quarterly and annual basis, without affecting our longer-term viability.
Finally, the executive compensation program must properly incentivize the executive team to lead our business, deliver returns for our stockholders and strengthen our balance sheet. Accordingly, we are asking our stockholders to approve the 2018 Stock Incentive Plan at the Annual Meeting. As described in greater detail elsewhere in this proxy statement, the 2018 Stock Incentive Plan will allow us, among other things, to once again grant certain types of equity compensation to our senior management.
Compensation Components
To meet these three objectives, annual compensation is currently divided into three elements for our executive officers: base salary; bonuses; and employee benefits. The compensation committee determines the optimal mix of compensation components, as well as total targeted compensation. Where appropriate and necessary, these factors are incorporated in employment agreements with senior executives.
Base Salary.   Base pay is distributed on a periodic basis and recognizes the daily performance required to lead the Company. The base salary for executive officers was set using broad industry information, as well as our peer company analysis. Annual base salaries will continue to reflect appropriate market data, as well as individual performance of assigned responsibilities and changes in the scope of responsibilities. Targeted performance criteria vary for each executive officer based on his or her respective area of responsibility. Subjective performance criteria include an executive officer’s ability to recruit and retain qualified employees; manage his or her area of responsibility effectively and efficiently; interface with market and regulatory bodies in his or her jurisdiction; and collaborate with other executive officers to enhance the overall growth and success of the Company. The compensation committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer’s contributions in light of all such criteria. No increase from 2017 executive officer base salary has occurred or is planned for 2018.
Bonuses.   Bonus incentives are generally paid annually and are tied to meeting established budget targets of consolidated EBITDA, pre-consolidation revenue and net debt. For these purposes, consolidated EBITDA is calculated using the formula set forth in our credit facility. Bonus levels as a percentage of base pay are established for each executive officer by the compensation committee based on broad industry norms and are approved by the Board. In 2016 and 2017, the targeted consolidated EBITDA levels were $28.3 million and $29.3 million, respectively. Our Chief Executive Officer’s and Chief Financial Officer’s performance bonus potential was 48% and 33%, respectively, of their annual base salary in 2016, all of which was equity-based compensation with scheduled annual vesting over three years. Our Chief Executive Officer’s and Chief Financial Officer’s performance bonus potential was 56.6% and 40.7%, respectively, of their annual base salary in 2017, all of which was cash compensation. In 2016, performance bonus potential for other members of the executive management team was 27% of annual base salary, all of which was equity-based compensation with scheduled annual vesting over three years. In 2017, performance bonus potential for other members of the executive management team ranged from 23% to 27% of annual base salary, all of which was cash compensation. Based on predetermined performance ranges, there may not be bonus payouts or bonus payouts may vary from an aggregate of 75% to 110% of targeted bonus levels. The Company’s consolidated EBITDA performance for 2017 was 96.1% of its targeted level and bonus payments relating thereto were 80% of the targeted level. The Company’s pre-consolidation revenue performance for 2017 was 97.4% of its targeted level and bonus payments relating thereto were 85% of the targeted level. The Company’s net debt performance for 2017 was 102.3% of its targeted level and bonus payments relating thereto were 110% of the targeted level. Bonus amounts may be adjusted downward based on a combination of corporate and individual performance characteristics as determined by our Chief Executive Officer and confirmed by the compensation committee once audited financial results are available for the previous year. In 2017, our Chief Executive Officer evaluated all senior executives’ individual contribution and provided them with feedback.

Employee Benefits.   In 2017, we provided all employees with a benefits package that included health care and life and disability insurance, with a dental and vision care option. The Company pays for the majority of individual employee coverage while the cost of family coverage is borne primarily by the employee. Employees may participate in either of two high-deductible health plan options that are provided and can enroll in a health savings account. Employees may also elect to participate in additional coverage, as well as make pre-tax contributions to a flexible savings account. In 2017, we matched 75% of employees’ contributions to a 401(k) savings plan for up to 6% of their compensation, and this remains the same in 2018. Each named executive officer currently employed by the Company also receives the use of a Company-provided vehicle.
Restatement of Results
If we restate results which materially change the performance measures used for executive compensation, appropriate adjustments would be made to executive compensation.
Compensation of Chief Executive Officer
The compensation committee believes that Mr. Souza’s annual compensation for 2017 was set and Mr. Souza’s annual compensation for 2018 is set at a level that is competitive with other companies in our industry, based on industry comparisons and taking into consideration the effectiveness of Mr. Souza’s leadership of the Company and our success in attaining our goals. The Board concurs with this view.
Federal Tax Considerations
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain named executive officers in a taxable year. At the present time, the compensation committee believes that it is unlikely that the compensation paid to any named executive officer will exceed $1 million in a taxable year. The compensation committee intends to continue to evaluate the effects of Section 162(m) and any applicable Treasury regulations and will grant compensation awards in the future in a manner consistent with our best interests.
Consideration of Prior Stockholder Votes Regarding Executive Compensation
At the annual meeting of stockholders held on May 11, 2017, we held an advisory vote on executive compensation. Approximately 64.8% of the votes cast at that meeting approved the compensation of our named executives. The compensation committee considered the results of this vote when determining the Company’s 2018 compensation policies, and decided to ask our stockholders to approve the 2018 Stock Incentive Plan at the Annual Meeting so that the structure of our executive compensation program can mirror the mix of cash and equity in our peer companies and align stockholder and management interests.

Executive Compensation
The following table sets forth all compensation awarded to, earned by or paid to our principal executive officer and our two other most highly-paid executive officers (based on total compensation for 2017) during the years ended December 31, 2016, and 2017. During the year ended December 31, 2017, no shares remained available for new grants under the 2014 Stock Incentive Plan. On March 8, 2017, the Board adopted the 2018 Stock Incentive Plan and at the Annual Meeting, we are asking our stockholders to approve the 2018 Stock Incentive Plan so that we can once again compensate employees, officers, consultants and non-employee directors through various stock-based arrangements.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5) ($)	Total ($)
Robert J. Souza(1) Director, President and Chief Executive Officer	2017	350,076	—	175,525	17,480	543,281
	2016	350,002	153,670	—	14,106	517,778
Curtis L. Garner, Jr.(2) Director, Chief Financial Officer and Secretary	2017	256,463	—	90,303	16,936	359,845
	2016	258,697	74,519	—	19,194	346,390
Dennis K. Andrews Senior Vice President Regulatory Affairs & Human Resources	2017	231,455	—	56,134	11,296	298,855
	2016	229,475	48,180	—	11,185	288,840

(1)
Mr. Souza does not receive any compensation for his services as a director.

(2)
Mr. Garner does not receive any compensation for his services as a director.

(3)
Represents the aggregate grant date fair value of restricted stock units that were granted under the 2014 Stock Incentive Plan in 2016, which vest annually over a three-year period. For a discussion of the assumptions made in the valuation of the restricted stock units, see Note 14, Stock Plans and Stock Associated with Acquisition, to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. If the highest level of performance conditions had been achieved in 2016, the value of the restricted stock units granted to Messrs. Souza, Garner and Andrews on the date of grant would have been $180,303, $87,437 and $56,531 for 2016, respectively.

(4)
Reflects cash bonus earned for performance in 2017 and paid in 2018. No cash bonus for performance was earned in 2016.

(5)
Reflects the value of our matching contribution to our 401(k) plan and the value of the individual’s personal use of a Company-provided vehicle.

Restricted Stock Unit Grants
On May 13, 2016, restricted stock unit grants were made under the 2014 Stock Incentive Plan to each of the named executive officers, as well as certain other executive officers and members of our management. The specific number of shares to be issued upon the vesting of such restricted stock units depended upon our achievement of certain performance metrics with respect to the year ended December 31, 2016. Specifically, 25% of the shares that were eligible to vest depended upon the achievement of certain pre-consolidation revenue levels, 25% of the shares that were eligible to vest depended upon the achievement of certain net debt levels and 50% of the shares that were eligible to vest depended upon the achievement of certain consolidated EBITDA levels. With respect to the pre-consolidation revenue performance metric, no shares would vest if pre-consolidation revenue for the year ended December 31, 2016, was less than $73.9 million, the target amount of shares would vest if pre-consolidation revenue for the year ended December 31, 2016, was $78.6 million and the maximum number of shares would vest if pre-consolidation revenue for the year ended December 31, 2016, was $80.5 million or more. With respect to the net debt performance metric, no shares would vest if net debt as of December 31, 2016, was more than $90.2 million, the target amount of shares would vest if net debt as of December 31, 2016, was $87.9 million and the maximum number of shares would vest if net debt as of December 31, 2016, was no more than $87.2 million. With respect to the consolidated EBITDA performance metric, no shares would vest if consolidated EBITDA for the year ended December 31, 2016, was less than $26.6 million, the target amount of shares would vest if consolidated EBITDA for the year ended December 31, 2016, was $28.4 million and the maximum number of shares would vest if consolidated EBITDA for the year ended December 31, 2016, was $29.0 million or more. Based on the Company’s performance for the year ended December 31, 2016, with respect to the pre-consolidation revenue metric, 85% of the target amount of shares will vest, with respect to the net debt performance metric, 110% of the target amount of shares will vest and, with respect to the consolidated EBITDA performance metric, 90% of the target amount of shares will vest, meaning that 93.7% of the total target amount of shares eligible for vesting under the restricted stock units will vest. The shares to be issued upon the vesting of the restricted stock units vest in three equal installments on March 13, 2017, March 13, 2018 and March 12, 2019.
Outstanding Equity Awards at December 31, 2017
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert J. Souza	13,239(1)	176,741
	23,284(2)	310,841
Curtis L. Garner, Jr.	6,398(1)	85,413
	11,291(2)	150,735
Dennis K. Andrews	4,137(1)	55,229
	7,300(2)	97,455

(1)
Represents restricted stock units that were granted under the 2014 Stock Incentive Plan in 2015. The restricted stock units that remained unvested on December 31, 2017, vested on March 13, 2018.

(2)
Represents restricted stock units that were granted under the 2014 Stock Incentive Plan in 2016. The restricted stock units that remained unvested on December 31, 2017, vest in two equal installments on March 13, 2018, and March 12, 2019.

Pension Benefits
We do not have any pension plans.
Non-Qualified Deferred Compensation
We do not have any non-qualified deferred compensation.
Management Employment and Severance Agreements
Agreement with Robert J. Souza.   We entered into a third amended and restated employment agreement with Robert J. Souza on December 10, 2014, effective January 1, 2015, which will remain in effect unless terminated by the Company or Mr. Souza for any reason or by death or disability. Under this agreement, Mr. Souza will receive an annual base salary of  $350,000, an annual bonus, the use of a Company automobile and standard medical and other benefits in 2018.
If we terminate Mr. Souza’s employment without cause, or due to death or disability, he will be entitled to receive severance benefits consisting of a lump sum payment equal to 1.5 times his annual base salary, a lump sum payment equal to 24 times the monthly premium cost for Mr. Souza and his family to continue to participate in the Company’s welfare and benefit plans and a lump sum payment equal to the pro rata portion of the annual bonus he would have received, based on the applicable annual performance targets, if he had been employed by the Company through the end of the full fiscal year in which the termination occurred. Mr. Souza’s employment agreement provides that he will be restricted from engaging in competitive activities for 18 months after the termination of his employment.

The term “without cause” is defined in Mr. Souza’s agreement as a termination for any reason other than (1) conviction of a felony, stolen funds or other fraudulent conduct; (2) willful misconduct or gross negligence materially injurious to the Company; (3) failure or refusal to comply with directions of the Board; or (4) a breach of the terms of his employment agreement. Termination as a result of a change of control of the Company would be considered “without cause.” The term “death or disability” means the death of Mr. Souza or Mr. Souza’s inability to perform his duties and obligations for any 90 days during a period of 180 consecutive days due to mental or physical incapacity.
Agreement with Curtis L. Garner, Jr.   We entered into an amended and restated employment agreement with Curtis L. Garner, Jr. on March 11, 2009, effective January 1, 2009, which agreement was amended on March 5, 2010, effective January 1, 2010, and which will remain in effect unless terminated by the Company or Mr. Garner for any reason or by death or disability. Under this agreement, as amended, Mr. Garner will receive an annual base salary of  $250,000, an annual bonus, the use of a Company automobile and standard medical and other benefits in 2018.
If we terminate Mr. Garner’s employment without cause or due to death or disability, he will be entitled to receive severance benefits consisting of a lump sum payment equal to his annual base salary and a lump sum payment equal to the pro rata portion of the annual bonus he would have received, based on the applicable annual performance targets, if he had been employed by the Company through the end of the full fiscal year in which the termination occurred. Mr. Garner’s employment agreement provides that he will be restricted from engaging in competitive activities for six months after the termination of his employment.
The term “without cause” is defined in Mr. Garner’s agreement as a termination for any reason other than (1) conviction of a felony, stolen funds or other fraudulent conduct; (2) willful misconduct or gross negligence materially injurious to the Company; (3) failure or refusal to comply with directions of the Board; or (4) a breach of the terms of his employment agreement. Termination as a result of a change of control of the Company would be considered “without cause.” The term “death or disability” means the death of Mr. Garner or Mr. Garner’s inability to perform his duties and obligations for any 90 days during a period of 180 consecutive days due to mental or physical incapacity.
Agreement with Dennis K. Andrews.   We entered into an employment agreement with Dennis K. Andrews on August 24, 2006, which agreement was amended on December 17, 2008, and March 4, 2011, effective January 1, 2011, and which will remain in effect unless terminated by the Company or Mr. Andrews for any reason or by death or disability. Under this agreement, Mr. Andrews’ annual bonus is targeted to be no greater than 38% of his annual base salary.
If we terminate Mr. Andrews’ employment without cause, he will be entitled to receive severance benefits consisting of his annual base salary for six months following the date of his termination plus the pro rata portion of the annual bonus he would have received, based on the applicable annual performance targets, had he been employed by us through the end of the full fiscal year in which the termination occurred. Mr. Andrews’ employment agreement provides that he will be restricted from engaging in competitive activities for six months after the termination of his employment.
The terms “without cause” and “death or disability” have the same meanings in Mr. Andrews’ employment agreement as such terms have in Mr. Souza’s and Mr. Garner’s employment agreements.
Estimated Potential Termination Payments.   The table below provides estimates of the value of payments and benefits that would become payable if the named executive officers were terminated in the manner described below, in each case based on the assumptions described in the table’s footnotes.

Potential Termination Payments
		Type of Termination of Employment(1)
Name (Position)	Type of Termination Payment	Involuntary Termination Without Cause(2)	Death or Disability	Termination Upon a Change of Control
Robert J. Souza (Director, President and Chief Executive Officer)	Annual Bonus	$175,725	$175,725	$175,725
	Cash Severance	525,000	525,000	525,000
	Premium Cost for Welfare and Benefit Plans	16,207	16,207	16,207
		$716,932	$716,932	$716,932
Curtis L. Garner, Jr. (Director, Chief Financial Officer and Secretary)	Annual Bonus	$90,303	$90,303	$90,303
	Cash Severance	250,000	250,000	250,000
		$340,303	$340,303	$340,303
Dennis K. Andrews (Senior Vice President Regulatory Affairs & Human Resources)	Annual Bonus	$56,134	$—	$56,134
	Cash Severance	110,750	—	110,750
		$166,884	$—	$166,884

(1)
All data in the table reflects estimates of the value of payments and benefits, assuming the named executive officer was terminated on December 31, 2017. Disability benefit plan payments available to all employees are not included.

(2)
The amounts listed in this column would not be payable if the named executive officer voluntarily resigns or is terminated for cause.

DIRECTOR COMPENSATION
The non-employee members of the Board received annual cash compensation of  $52,000, paid in four quarterly installments, as a retainer for their services and participation in quarterly Board and committee meetings in 2017. The non-executive chair of the Board received additional annual cash compensation of $20,000, paid in quarterly installments, in 2017. The chairs of the audit, compensation and nominating and corporate governance committees receive additional annual cash compensation of  $12,500, $7,500 and $5,000, respectively, paid in quarterly installments. In addition, non-employee members of the Board are paid $1,000 for each Board or committee meeting attended in person and $500 for any Board or committee meeting attended by conference call. The non-employee members of the Board are reimbursed for travel, lodging and other reasonable expenses, as incurred. Payments are made in arrears after the completion of each quarter, as reflected on Internal Revenue Service Form 1099. In 2018, the non-executive chair of the Board will receive an increase in annual cash compensation of  $13,000 and the non-employee members of the Board will receive an increase in annual cash compensation of  $10,000, which increase must be used to purchase shares of Otelco Class A common stock on the open market during 2018. The total compensation of the non-employee members of the Board for 2017 is shown in the following table:
Director Compensation for the Fiscal Year Ended December 31, 2017
Name	Fees Earned or Paid in Cash ($)	Total ($)
Norman C. Frost	$67,000	$67,000
Howard J. Haug	$74,000	$74,000
Stephen P. McCall	$78,000	$78,000
Brian A. Ross	$60,000	$60,000
Gary L. Sugarman	$66,500	$66,500
Other Relationships and Transactions with RELATED PERSONS
We do not have and, in general, we do not expect to enter into any related party transactions. However, if we were presented with a potential related party transaction, our Chief Executive Officer would review such transaction and would recommend that the Board approve any transaction that was expected to benefit us. Because we do not expect to enter into any related party transactions, our policies and procedures relating to the review, approval and ratification of such transactions are not in writing.

Proposal 1
Election Of Directors
Seven directors are to be elected by our stockholders at the Annual Meeting. The Board has recommended Norman C. Frost, Curtis L. Garner, Jr., Howard J. Haug, Stephen P. McCall, Brian A. Ross, Robert J. Souza and Gary L. Sugarman (each currently serving as a director of the Company) as nominees for election. If elected at the Annual Meeting, each of the nominees would serve until the annual meeting of stockholders to be held in 2019 and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.
Directors are elected by a plurality of the votes cast at the Annual Meeting (meaning that the seven nominees who receive the highest number of shares voted FOR their election are elected). Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee proposed by management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.
The Board believes that each nominee for director has valuable individual skills and experience that, taken together, provide us with the variety and depth of knowledge, judgment and vision necessary to provide oversight and guidance to our Company, as indicated by their biographies. All nominees for director have background experience in the telecommunication and/or information technology industries and in leading organizations utilizing mergers and acquisitions for growth. Five of our current directors are or have served as President, Chief Operating Officer and/or Chief Financial Officer of public companies (or material divisions thereof). Two of our current directors have significant marketing and sales leadership experience and four of our current directors have been directly involved in investment banking and lending transactions. The Board, under the direction of the nominating and corporate governance committee, also conducts annual peer and self-evaluations as a way to analyze the benefits each director brings to the Board.
Director Nominees
The following table sets forth the names and positions of the current directors that are up for re-election to the Board at the Annual Meeting, as well as their ages, as of April 6, 2018:
Name	Age	Position
Stephen P. McCall	47	Chairman
Robert J. Souza	64	President, Chief Executive Officer and Director
Norman C. Frost	63	Director
Curtis L. Garner, Jr.	71	Chief Financial Officer, Secretary and Director
Howard J. Haug	67	Director
Brian A. Ross	60	Director
Gary L. Sugarman	65	Director
Information on the Director Nominees
Set forth below is biographical information for each person nominated for election to the Board at the Annual Meeting.
Norman C. Frost has served as a director of the Company since May 24, 2013. Mr. Frost is currently a private investor and serves on the Board of Directors of Horizon Telcom, Inc., a private company engaged in the telecommunication business. He served on the Board of Directors of Iowa Telecom from 2006 until its acquisition by Windstream in 2010. Mr. Frost worked as an investment banker for over 25 years, focusing primarily on the telecommunication industry, where he executed a wide range of assignments for his clients, including international and domestic mergers and acquisitions, valuations, public and private equity and debt offerings and project financings. He was a Managing Director of Legg Mason Wood Walker, Inc. and head of that firm’s Technology sector in the Investment Banking Department from 1998 to

2005. Prior to joining Legg Mason, Mr. Frost was a Managing Director in the Communications Group at Bear, Stearns & Co. Inc. and started his investment banking career at The First Boston Corporation. Mr. Frost’s experience in the telecommunication industry brings us important telecommunication knowledge, and his investment banking experience provides insight into acquisitions and structuring debt and equity transactions, each of which makes him a valuable asset to the Board, the compensation committee (which he chairs) and the nominating and corporate governance committee.
Curtis L. Garner, Jr. joined the Company as Chief Financial Officer on February 2, 2004, and was elected a director of the Company on May 14, 2015. During his tenure, the Company made its initial public offering, completed an additional stock offering, acquired and integrated five companies, negotiated six credit facilities and restructured its balance sheet. Prior to joining the Company, he provided consulting services to a number of businesses and not-for-profit organizations from October 2002. He served the company now known as Premiere Global from November 1997 through September 2002 (including one year as a consultant), first as President of its Premiere Communications division, and later as Chief Administrative Officer of its VoiceCom division. Prior thereto, he spent approximately 26 years at AT&T Corp., retiring in 1997 as the Chief Financial Officer of the Southern and Southwestern Regions of AT&T Corp.’s consumer long distance business. The Board believes that Mr. Garner’s extensive experience in all facets of telecommunication and his knowledge of the Company make him a valuable asset to the Board.
Howard J. Haug was appointed as a director of the Company on December 21, 2004, upon the closing of our initial public offering. Mr. Haug has served as Executive Vice President, Treasurer and Chief Investment Officer of Space Florida, an independent district and subdivision of the State of Florida that is responsible for promoting and developing Florida’s aerospace industry, since December 2011. In this role, he is responsible for the oversight of Space Florida’s assets and investments. From September 2007 to December 2011, he served as Space Florida’s Senior Vice President and Chief Financial Officer. Prior to joining Space Florida, he was Chief Financial Officer of Healthfair USA, a privately held mobile preventive health care screening company, from April 2007 to September 2007 and Senior Vice President of Administration and Chief Financial Officer of Enterprise Florida from March 2003 to April 2007. As Chief Financial Officer for each of the listed entities, he was responsible for all financial matters including reporting, financial planning, budgeting, treasury functions and operations results analysis. Before joining Enterprise Florida, he spent 13 years with AT&T’s BellSouth unit. Prior to his career with BellSouth, he worked with PricewaterhouseCoopers and Ernst & Young and is a certified public accountant. His roles at Space Florida, Enterprise Florida, BellSouth and at PricewaterhouseCoopers included management responsibility of merger and acquisition activities, public placement of stock and debt and regulatory reporting. He serves as one of our audit committee financial experts. Mr. Haug’s experience with AT&T brings important telecommunication knowledge to the Company. His credentials as a certified public accountant and work as a chief financial officer of various entities makes him a valuable asset to the Board, the audit committee (which he chairs) and the nominating and corporate governance committee.
Stephen P. McCall was appointed Chairman of the Board on June 18, 2013. Mr. McCall has served as a director of the Company and its predecessor Rural LEC Acquisition LLC since January 1999 and served as Chairman of the Board of Rural LEC Acquisition LLC until the closing of our initial public offering on December 21, 2004. He has more than 15 years of private equity investing experience focused on growth capital and buyout investments in the telecommunications sector. He founded and is currently Managing Member of Blackpoint Equity Partners, a private investment firm. Prior to founding Blackpoint, he was a General Partner at Seaport Capital, a private equity investment firm, where he was employed from 1997 through 2007. Previously, Mr. McCall worked at Patricof  & Co. Ventures, a private equity investment firm, and Montgomery Securities in the Corporate Finance Department. Mr. McCall is a director of several private companies. In addition, from November 2009 to May 2011, Mr. McCall was a director of Ambassadors International, Inc. and from July 2010 to February 2016, he was a director of Trump Entertainment Resorts, Inc. Mr. McCall’s experience in private equity investing and portfolio management, which is focused on the telecommunication industry, provides relevant insight into analyzing potential acquisitions, raising equity, debt financing and advising on Company strategy, making him a valuable asset to the Board and to the compensation committee.

Brian A. Ross has served as a director of the Company since May 24, 2013. Mr. Ross is the Principal of Mid-Market Growth Partners, which provides rigorous analytical tools and shepherds its clients’ strategies into financial results. Between 2012 and 2013, Mr. Ross was an independent consultant. Until 2012, Mr. Ross served as President and Chief Executive Officer of KnowledgeWorks, an educational non-profit that provides innovative teaching pedagogies. Prior to joining KnowledgeWorks, Mr. Ross served both as Chief Operating Officer and Chief Financial Officer during a 13-year tenure at Cincinnati Bell. He serves on the Board of Directors for Alaska Communications, where he is a member of the audit committee and is the chairperson of the compensation committee. Since 2017, he has also served as an advisor to the Center for Business Transition at RSM, LLP. In addition. he served as a director of Healthwarehouse.com from 2016 to 2017 and as a director of Journal Media Group (formerly JMG) from 2015 to 2016. He serves as one of our audit committee financial experts. Mr. Ross’ experience as a senior officer with Cincinnati Bell, and his other experience in the telecommunication industry, gives him important telecommunication knowledge, making him a valuable asset to the Board, the audit committee and the compensation committee.
Robert J. Souza was appointed our Chief Executive Officer and elected a director of the Company effective January 1, 2015. Prior to assuming the Chief Executive Officer title, he served as and still is our President, a position he assumed in May 2014. Previously, he was Senior Vice President of our New England division. Mr. Souza was President of Pine Tree Networks from 2001 until it was acquired by the Company in 2008. Mr. Souza began his telecommunication career with New England Telephone in 1973, and his more than 40 years of experience includes positions with Ooltewah-Collegedale Telephone Company in Tennessee and Saco River Telephone in Maine. His background in both technology and operations, as well as his extensive experience with the Company and in the telecommunication industry, make him not only an effective leader of the business but also an effective director.
Gary L. Sugarman has served as a director of the Company since May 24, 2013. Mr. Sugarman is Managing Member of Richfield Capital Partners, a venture fund formed in May 2010 to provide working capital investments in the technology/media sectors and a principal of Richfield Associates, a telecom investment/merchant bank which he founded in 1993. Mr. Sugarman is currently an investor/advisor with Dezignable, Inc., an online curated product and services marketplace for furnishing work, social and living spaces based in Seattle, Washington. Over a 20-year period, Mr. Sugarman has invested in and operated numerous telecom/data companies through these entities. Mr. Sugarman sits on the Board of Directors of Telephone and Data Systems, Inc., a publicly-traded telecom company with both wireless and wireline assets, and LICT Corp., which owns telecom operating companies and other telecom assets. Mr. Sugarman was, from November 2010 to April 2013, Executive Chairman/Investor — FXecosystem Inc., a private company based in London, and, from 2007 until 2010, Executive Chairman/Investor — Veroxity Technology Partners, a metro fiber provider in Boston. He also served as Chairman of the Board of Directors and Chief Executive Officer of Mid-Maine Communications, a facilities-based telecommunication company he co-founded in 1994, until its sale in 2006 to Otelco. Mr. Sugarman’s experience in the telecommunication industry brings us important telecommunication knowledge and his investment experience provides insight into acquisitions and structuring debt and equity transactions, each of which makes him a valuable asset to the Board, the nominating and corporate governance committee (which he chairs) and the audit committee.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.
Independence of Directors
Messrs. Frost, Haug, McCall, Ross and Sugarman have no involvement with any company or individual that is a supplier, consultant or customer of the Company, do not serve in any additional paid advisory capacity with the Company and are independent directors under the Exchange Act rules and the Nasdaq Stock Market’s listing rules. There are no family relationships among any of our directors and/or any of our executive officers.

Reorganization Cases
On March 24, 2013, the Company and each of its then direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization (the “Reorganization Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in order to effectuate the Debtors’ joint prepackaged plan of reorganization (the “Plan”). On May 6, 2013, the Bankruptcy Court entered an order confirming the Plan. On May 24, 2013, the Debtors substantially consummated their reorganization through a series of transactions contemplated by the Plan, and the Plan became effective pursuant to its terms. On August 22, 2013, the Bankruptcy Court issued a final decree closing the Reorganization Cases.

Proposal 2
Ratification of Appointment of
Independent Registered Public Accounting Firm
Our Relationship with Our Independent Registered Public Accounting Firm
The audit committee is directly responsible for the appointment, compensation, retention and oversight of our Independent Registered Public Accounting Firm, including, without limitation, the audit fee negotiations associated with the retention of our Independent Registered Public Accounting Firm. The audit committee has appointed BDO USA, LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018, subject to ratification of this appointment by our stockholders. BDO USA, LLP provided audit services for both the three year period 2001 through 2003 and the interim periods of 2004 included in our initial public offering and audit services in 2004 through 2017 as a public company. BDO USA, LLP is knowledgeable about the Company and its financial statements. A representative of BDO USA, LLP is expected to be present, by phone, at the Annual Meeting, and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
	2016	2017
Audit Fees	$367,345	$383,891
Audit-Related Fees	—	—
Tax Fees	5,146	60,429
All Other Fees	—	—
Total Fees	$372,491	$444,321

Audit Fees
Audit fees for 2016 and 2017 include work related to the audits of the consolidated financial statements included in the Company’s Annual Reports on Form 10-K and reviews of the condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q. Audit fees for 2016 also include fees related to the review of our 2016 debt refinancing and audit fees for 2017 also include fees related to the review of our plans for implementing Accounting Standards Codification 606, Revenue from Contracts.
Audit-Related Fees
There were no audit-related fees in 2016 or 2017.
Tax Fees
Tax fees for 2016 and 2017 were associated with the review and filing of federal and state income taxes, which were prepared by another firm. Tax fees for 2017 also include research for and implementation of a change in tax strategy.
All Other Fees
No other fees were billed in 2016 or 2017.
The audit committee approved engagement letters for 100% of the services in advance of those services being provided. When approving the retention of our Independent Registered Public Accounting Firm for non-audit services, the audit committee considers whether the retention of our Independent Registered Public Accounting Firm to provide those services is compatible with maintaining the independence of such Independent Registered Public Accounting Firm from the Company.
Pre-Approval Policies and Procedures
The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by BDO USA, LLP and the firm providing tax services for the Company. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other support services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of BDO USA, LLP or on an individual case-by-case basis before BDO USA, LLP is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.
Lead Engagement Partner Selection
In conjunction with the mandated rotation of our Independent Registered Public Accounting Firm’s lead engagement partner every five years, the audit committee is directly involved in the selection of our Independent Registered Public Accounting Firm’s lead engagement partner.
Independent Registered Public Accounting Firm Appointment
The audit committee annually considers whether there should be a change in our Independent Registered Public Accounting Firm. Accordingly, prior to the audit committee’s appointment of BDO USA, LLP as our Independent Public Accounting Firm for the fiscal year ending December 31, 2018, the audit committee considered many factors, including, without limitation:
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BDO USA, LLP’s capability and expertise in addressing and advising on our operations;

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BDO USA, LLP’s independence and tenure as our Independent Registered Public Accounting Firm;

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BDO USA, LLP’s previous performance on engagements for us;

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the extent, quality, candidness and effectiveness of BDO USA, LLP’s communications with the audit committee;

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BDO USA LLP’s responsiveness to audit committee requests;

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known litigation and regulatory proceedings involving BDO USA, LLP;

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PCAOB reports;

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the appropriateness of BDO USA, LLP’s fees for audit and non-audit services;

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BDO USA, LLP’s reputation for integrity and competence in the fields of accounting and auditing; and

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the potential impact that changing Independent Registered Accounting Firms would have on the Company.

After considering, among other things, the factors set forth above, the members of the audit committee and the Board believe that the continued retention of BDO USA, LLP as our Independent Registered Public Accounting Firm is in the best interests of Otelco and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting will be required to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3

APPROVAL OF THE 2018 STOCK INCENTIVE PLAN
On March 8, 2018, the Board adopted the 2018 Stock Incentive Plan. The purpose of the 2018 Stock Incentive Plan is to promote the interests of the Company and its stockholders by aiding us in attracting and retaining employees, officers, consultants and non-employee directors capable of assuring our future success and to offer such persons incentives to put forth maximum efforts for the success of our business. The 2018 Stock Incentive Plan will allow us to once again compensate employees, officers, consultants and non-employee directors through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning their interests with our stockholders.
As of the date of this proxy statement, other than the 2018 Stock Incentive Plan, the 2014 Stock Incentive Plan is the only equity compensation plan that we currently have in place. The shares authorized under the 2014 Stock Incentive Plan have been fully-deployed. The Board believes that reinstituting an equity-based compensation program is essential in attracting, retaining and motivating highly qualified employees, officers and non-employee directors. The 2018 Stock Incentive Plan provides for the use of equity-based compensation in and beyond 2018 and the flexibility of the 2018 Stock Incentive Plan will allow future equity-based awards to be based on then-current objectives for aligning compensation with stockholder value.
The following is a summary of the material terms of the 2018 Stock Incentive Plan and is qualified in its entirety by reference to the 2018 Stock Incentive Plan. A copy of the 2018 Stock Incentive Plan is attached as Appendix A to this proxy statement.
Administration
The 2018 Stock Incentive Plan will be administered by a committee of non-employee directors designated by the Board (the “Committee”). Currently, the Board has designated the compensation committee as the Committee to administer the 2018 Stock Incentive Plan. The Committee will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, including conditions of forfeiture of awards, consistent with the provisions of the 2018 Stock Incentive Plan. Subject to the provisions of the 2018 Stock Incentive Plan, the Committee may amend the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has the authority to interpret the 2018 Stock Incentive Plan and establish rules and regulations for the administration of the 2018 Stock Incentive Plan. The Committee may delegate its powers under the 2018 Stock Incentive Plan to one or more officers or directors of the Company, except that the Committee may not delegate its powers to grant awards to officers who are subject to Section 16 of the Exchange Act. The Board may also exercise the powers and duties of the Committee under the 2018 Stock Incentive Plan at any time, unless the exercise of such powers and duties would cause the 2018 Stock Incentive Plan not to comply with the requirements of Rule 16b-3 under the Exchange Act. However, notwithstanding the foregoing, only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where our shares are then listed) may grant awards under the 2018 Stock Incentive Plan to directors who are not also employees of ours or one of our affiliates.
Eligible Participants
Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to us or any of our affiliates, and any person to whom an offer of employment or engagement with us or any of our affiliates is extended, in each case, who is selected by the Committee, is eligible to receive an award under the 2018 Stock Incentive Plan. However, the 2018 Stock Incentive Plan provides that incentive stock options may only be granted to full-time or part-time employees (including, without limitation, officers and directors who are also employees) and that incentive stock options may not be granted to an employee of one of our affiliates unless that affiliate is also our subsidiary. As of April 6, 2018, ten employees, seven officers, five non-employee directors, no consultants, no independent contractors and no advisors would have been eligible to receive awards under the 2018 Stock Incentive Plan.

Shares Available for Awards
The aggregate number of shares that may be issued under all equity-based awards made under the 2018 Stock Incentive Plan is 250,000, plus any shares that are subject to awards under the 2014 Stock Incentive Plan that cease to be subject to such awards by forfeiture or otherwise after May 10, 2018. If all of the shares authorized for issuance under the 2018 Stock Incentive Plan had been issued and outstanding on the date of this proxy statement, they would have represented approximately 6.9% of the total number of shares outstanding. If all of the shares authorized for issuance under the 2018 Stock Incentive Plan and all of the shares the remain authorized for issuance under the 2014 Stock Incentive Plan had been issued and outstanding on the date of this proxy statement, they would have represented approximately 7.7% of the total number of shares outstanding.
The 2018 Stock Incentive Plan provides that no director who is not also an employee of ours or one of our affiliates may be granted any award or awards denominated in shares that exceed in the aggregate $50,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. However, the foregoing limit will not apply to any award made pursuant to any election by a director to receive an award in lieu of all or portion of annual and committee retainer and annual meeting fees.
The Committee will adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger, consolidation, recapitalization, reorganization or other similar corporate transaction or event that affects shares, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2018 Stock Incentive Plan.
Types of Awards and Terms and Conditions
The 2018 Stock Incentive Plan permits the granting of:
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stock options (including both incentive and non-qualified stock options);

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restricted stock and restricted stock units;

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performance awards;

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stock awards; and

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dividend equivalents

Awards may be granted alone or in addition to, in tandem with or in substitution for any other award granted under the 2018 Stock Incentive Plan or any of our other compensation plans. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law. Awards may provide that upon the grant, exercise or payment thereof, the holder thereof will receive cash, shares, other securities (but excluding promissory notes), other awards or other property, or any combination of these, in a single payment or transfer, in installments or on a deferred basis. The term of awards under the 2018 Stock Incentive Plan will not be longer than 10 years from the date of grant.
In general, outstanding awards will be adjusted by the Committee in the case of a stock dividend or other distribution, including a stock split, merger, consolidation, recapitalization, reorganization or other similar corporate transaction or event that affects shares, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2018 Stock Incentive Plan. However, notwithstanding the above, in the event of any merger, consolidation, reorganization or other similar corporate transaction or event involving us, or if we enter into a written agreement to undergo such a transaction or event, the Committee or the Board may provide (1) for the termination of an outstanding award, whether or not vested, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon the exercise of the award or the realization of the rights of the holder thereof, (2) for the replacement of an outstanding award with other rights or property selected by the Committee or the Board, (3) for the assumption of an outstanding award by the successor or surviving corporation, or a parent or subsidiary thereof, or the substitution for similar options, rights or awards covering the stock of the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (4) for an outstanding award to be exercisable or payable or fully vested with respect to all shares covered thereby on a date prior to the effective date of the transaction or event or (5) that an outstanding award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the transaction or event.
No award agreement relating to an award under the 2018 Stock Incentive Plan will contain a definition of change in control that has the effect of accelerating the exercisability of any award or the lapse of restrictions relating to any award upon only the announcement or stockholder approval of  (rather than the consummation of) any reorganization, merger or consolidation of, or sale or other disposition or all or substantially all of the assets of, the Company.
Stock Options
The holder of a stock option will be entitled to purchase a number of shares at a specified exercise price during a specified time period, all as determined by the Committee. The exercise price may be payable in the discretion of the Committee in cash, in shares (actually or by attestation), other securities (other than promissory notes), other awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the exercise price. Alternatively, the Committee may permit a stock option to be exercised by delivering to the holder thereof a number of shares having an aggregate fair market value on the exercise date equal to the excess of the fair market value of the shares underlying the stock option being exercised on the exercise date over the exercise price of the stock option for those shares.
The exercise price per share with respect to any stock option may not be less than the fair market value of a share on the date of grant, unless the stock option is granted in substitution for a stock option previously granted by an entity acquired by or merged with us or one of our affiliates. Determinations of the fair market value of shares under the 2018 Stock Incentive Plan will be made in accordance with the methods and procedures established by the Committee. However, unless otherwise determined by the Committee, if shares are traded on the Nasdaq Stock Market, the fair market value of shares on a given date for purposes of the 2018 Stock Incentive Plan will generally be the closing sale price of the shares on the Nasdaq Stock Market on that date.
Restricted Stock and Restricted Stock Units
The 2018 Stock Incentive Plan provides that the Committee may grant restricted stock and restricted stock units, subject to terms and conditions determined by the Committee and the limitations of the 2018 Stock Incentive Plan. A holder of restricted stock will own shares subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted stock or to receive any dividends with respect to the restricted stock) for a specified time period determined by the Committee. A holder of restricted stock units will be issued the shares underlying those restricted stock units upon the lapse or waiver of the restrictions and the restricted period relating thereto. If a holder of restricted stock or restricted stock units’ employment or service as a director terminates during the vesting period of the restricted stock or restricted stock unit, as applicable, the restricted stock or restricted stock unit, as applicable, will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions with respect thereto.
Performance Awards
The Committee is authorized to grant performance awards under the 2018 Stock Incentive Plan. A performance award granted under the 2018 Stock Incentive Plan may be denominated or payable in cash, shares (including without limitation, restricted stock and restricted stock units), other securities, other awards or other property and will confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee may establish. Subject to the terms of the 2018 Stock Incentive Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the Committee.

Stock Awards
The 2018 Stock Incentive Plan provides that the Committee may grant unrestricted shares, subject to terms and conditions determined by the Committee and the limitations of the 2018 Stock Incentive Plan.
Dividend Equivalents
The 2018 Stock Incentive Plan provides that the Committee is authorized to grant dividend equivalents, pursuant to which the holder thereof would be entitled to receive payments in cash, shares, other securities, other awards or other property, as determined in the discretion of the Committee, equivalent to the amount of cash dividends paid by us to holders of shares with respect to a number of shares determined by the Committee. Subject to the terms of the 2018 Stock Incentive Plan and any applicable award agreement, the dividends equivalents may have such terms and conditions as the Committee determines. Notwithstanding the foregoing, the Committee may not grant dividend equivalents in connection with grants of options or other awards the value of which is based solely on an increase in the value of our shares after the grant of such award, and dividend and dividend equivalent amounts with respect to any share underlying an award may be accrued but not paid until all conditions or restrictions relating to such share have been satisfied, waived or lapsed. In addition, notwithstanding any provision in any award that provides for the payment of dividend equivalent amounts in the form of shares, the Committee may, in its discretion, pay such dividend equivalent in cash in lieu of shares.
Accounting for Awards
If any award entitles the holder thereof to receive or purchase shares, the shares covered by that award or to which that award relates will be counted against the aggregate number of shares available for granting awards under the 2018 Stock Incentive Plan. Awards that do not entitle the holder thereof to receive or purchase shares will not be counted against the aggregate number of shares available for granting awards under the 2018 Stock Incentive Plan. In addition, shares issued under awards granted in substitution for awards previously granted by an entity that is acquired by or merged with us or one of our affiliates will not be counted against the aggregate number of shares available for granting awards under the 2018 Stock Incentive Plan.
If any shares covered by an award or to which an award relates are not purchased or are forfeited or are reacquired by us, or if an award otherwise terminates or is cancelled without delivery of any shares, then the shares previously set aside for that award will be available for future awards under the 2018 Stock Incentive Plan. Notwithstanding the foregoing, shares that would have been issued upon an exercise of an option but for the fact that the exercise price was paid by a net exercise, shares tendered in payment of the exercise price of an option, shares withheld by us or shares tendered to satisfy any tax withholding obligation with respect to an award and shares that are repurchased by us using option exercise proceeds will not be available again for granting awards under the 2018 Stock Incentive Plan.
Duration, Termination and Amendment
The 2018 Stock Incentive Plan was adopted by the Board on March 8, 2018. However, the 2018 Stock Incentive Plan will not become effective unless it is approved by our stockholders at the Annual Meeting. If the 2018 Stock Incentive Plan is approved by our stockholders at the Annual Meeting, no awards may be granted under the 2014 Stock Incentive Plan after that stockholder approval, but all outstanding awards previously granted under the 2014 Stock Incentive Plan would remain outstanding and subject to the terms of the 2014 Stock Incentive Plan.
No award will be granted under the 2018 Stock Incentive Plan after, and the 2018 Stock Incentive Plan will terminate on, March 8, 2028, or any earlier date of discontinuation or termination established by the Board. Unless otherwise expressly provided in the 2018 Stock Incentive Plan or in an applicable award agreement, any award granted prior to the termination of the 2018 Stock Incentive Plan may extend beyond the termination of the 2018 Stock Incentive Plan.
The Board may amend, alter, suspend, discontinue or terminate the 2018 Stock Incentive Plan at any time. Notwithstanding the foregoing, stockholder approval must be obtained for any amendment to the 2018 Stock Incentive Plan that would (1) require stockholder approval under the rules or regulations of the

Securities and Exchange Commission or any securities exchange that is applicable to us, (2) increase the number of shares authorized for issuance under the 2018 Stock Incentive Plan, (3) increase the award limits under the 2018 Stock Incentive Plan, (4) increase the minimum term permitted for stock options, (5) permit repricing of stock options, (6) permit awards of stock options at a price less than the fair market value of a share on the date of grant (other than in those circumstances that are already permitted by the 2018 Stock Incentive Plan), or (7) cause us to be unable to grant incentive stock options under the 2018 Stock Incentive Plan.
The Committee may, without prior stockholder approval, correct any defect, supply an omission or reconcile any inconsistency in the 2018 Stock Incentive Plan or in any award or award agreement in the manner and to the extent it deems desirable to implement or maintain the effectiveness of the 2018 Stock Incentive Plan.
Except as otherwise expressly provided in the 2018 Stock Incentive Plan, the Committee may waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively. In addition, expect as otherwise expressly provided in the 2018 Stock Incentive Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such award without the consent of such holder or the beneficiary thereof.
Minimum Vesting Requirement
No stock option, restricted stock, restricted stock unit, performance or stock award may be granted with terms providing for a vesting schedule over a period of less than one year from the date of grant or, in the case of vesting based upon the attainment of performance-based objectives, over a period of less than one year measured from the commencement of the period over which performance is evaluated, except that a maximum of 5% of the aggregate number of shares available for issuance under the 2018 Stock Incentive Plan may be issued as stock option, restricted stock, restricted stock unit or other stock-based awards that do not comply with the one-year minimum vesting requirement. In addition, notwithstanding the foregoing, except as otherwise prohibited under the 2018 Stock Incentive Plan, the one-year minimum vesting requirement will not limit the authority of the Committee to provide for the acceleration of the exercisability of any award or the lapse of any restrictions relating to any award.
Prohibition on Repricing Stock Options
Without the approval of our stockholders, the Committee may not seek to effect any repricing of any previously granted “underwater” stock option (1) by amending or modifying the terms of that stock option to lower its exercise price, (2) by cancelling that stock option and granting either a replacement stock option having a lower exercise price or restricted stock, restricted stock units or other stock award in exchange or (3) by cancelling or repurchasing the underwater stock option for cash or other securities, in each case, except in connection with a stock dividend or other distribution, including a stock split, merger, consolidation, recapitalization, reorganization or other similar corporate transaction or event that affects shares, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2018 Stock Incentive Plan. A stock option will be considered to be “underwater” at any time when the fair market value of the shares covered by that stock option is less than the exercise price of that stock option.
Transferability of Awards
Except as otherwise provided by the Committee, awards under the 2018 Stock Incentive Plan (other than stock awards) may only be transferred by will or the laws of descent and distribution. In addition, awards under the 2018 Stock Incentive Plan (other than stock awards) may not be pledged, alienated, attached or otherwise encumbered. Where the Committee does permit the transfer of an award other than a fully-vested and unrestricted share, that permitted transfer must be for no value and in accordance with the rules of Form S-8 under the Securities Act of 1933, as amended (or any successor form). The Committee may also establish procedures for a participant in the 2018 Stock Incentive Plan to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of that participant and receive any property distributable with respect to any award in the event of that participant’s death.

Clawback
All awards under the 2018 Stock Incentive Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, or any applicable law, rule or regulation including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.
Indemnification
To the full extent permitted by law, no member of the Board, the Committee or any person to whom the Committee delegates authority under the 2018 Stock Incentive Plan will be liable for any action or determination taken or made in good faith with respect to the 2018 Stock Incentive Plan or any award made under the 2018 Stock Incentive Plan, and the members of the Board, the Committee and each person to whom the Committee delegates authority under the 2018 Stock Incentive Plan will be entitled to indemnification by us with regard to those actions and determinations. This right to indemnification will be in addition to any other rights to indemnification that a member of the Board, the Committee or any other person may have by virtue of that person’s position with the Company.
Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2018 Stock Incentive Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2018 Stock Incentive Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2018 Stock Incentive Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.
Grant of Stock Options
The grant of stock options is not expected to result in any taxable income for the recipient and we will not be entitled to an income tax deduction in connection with a grant of stock options under the 2018 Stock Incentive Plan.
Exercise of Stock Options
Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price, and we generally will be entitled, at that time, to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m). The holder of an incentive stock option generally will have no taxable income upon exercising the stock option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction.
Disposition of Shares Acquired Upon Exercise of Stock Options
The tax consequences with respect to a disposition of shares acquired through the exercise of a stock option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option. Generally, there will be no tax consequences to us in connection with the disposition of shares acquired pursuant to a stock option, except that we may be entitled to an income tax deduction with respect to a disposition of shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).
Restricted Stock and Restricted Stock Units
Unless a special election is made by the holder of a restricted stock or restricted stock unit award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of  (1) the fair market value of the restricted stock or restricted stock unit received (determined as of the first time the restricted stock or restricted stock unit, as applicable, becomes transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for the restricted stock or restricted stock unit by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).
Performance Awards
A recipient of a performance award will not recognize taxable income at the time of grant, and we will not be entitled to an income tax deduction with respect to the performance award grant at that time. Upon settlement of a performance award, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by us, and we will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).
Stock Awards
With respect to awards granted under the 2018 Stock Incentive Plan that are payable in shares that are not subject to a substantial risk of forfeiture, the holder thereof must recognize ordinary income equal to the excess of the fair market value of the shares received (determined as of the date the shares are received) over the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).
Dividend Equivalents
A recipient of a dividend equivalent award will not recognize taxable income at the time of grant, and we will not be entitled to an income tax deduction with respect to the dividend equivalent award at that time. When a dividend equivalent is paid, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by us, and we will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).
Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act
Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Delivery of Shares for Tax Obligation
Under the 2018 Stock Incentive Plan, individuals receiving or exercising awards may, subject to the discretion of the Committee and upon such terms and conditions as the Committee may impose, deliver shares (whether received upon the receipt or exercise of the award or previously owned by the individual receiving or exercising the award) to us to satisfy federal, state or local tax obligations.
Section 409A of the Internal Revenue Code
We intend for awards under the 2018 Stock Incentive Plan to satisfy the requirements of Section 409A of the Internal Revenue Code, in order to avoid any adverse tax results thereunder, and the Committee will administer and interpret the 2018 Stock Incentive Plan and all award agreements in a manner consistent with that intent. If any provisions of the 2018 Stock Incentive Plan or any award agreement would result in adverse tax consequences under Section 409A of the Internal Revenue Code, the Committee may amend that provision or take any other actions reasonably necessary to avoid any adverse tax consequences and no action taken to comply with Section 409A of the Internal Revenue Code will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2018 Stock Incentive Plan or any beneficiary thereof.
New Plan Benefits
As of the date of this proxy statement, no awards have been granted under the 2018 Stock Incentive Plan. The Committee, in its sole discretion, will determine the number and type of awards that will be granted under the 2018 Stock Incentive Plan in the future. Accordingly, it is not possible to determine the benefits that will be received by individuals eligible to receive awards under the 2018 Stock Incentive Plan. The closing price of a share as reported on the Nasdaq Stock Market on March 23, 2018, was $15.30.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes equity compensation plans that were approved by our stockholders and equity compensation plans that were not approved by our stockholders as of December 31, 2017.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	98,943(1)	—(2)	—
Equity compensation plans not approved by security holders	—	—	—
Total	98,943	—	—

(1)
Represents 98,943 shares that may be issued upon the vesting of restricted stock units granted under the 2014 Stock Incentive Plan.

(2)
The restricted stock units require no consideration upon vesting.

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting on the proposal to approve the 2018 Stock Incentive Plan is required to approve the 2018 Stock Incentive Plan.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2018 STOCK INCENTIVE PLAN.

PROPOSAL 4
Advisory Approval of the Compensation of Otelco’s Named Executives
As required by Section 14A of the Exchange Act, we are seeking advisory stockholder approval of the compensation of our named executive officers as disclosed in the section of this proxy statement titled “Executive Compensation” and as described in the section of this proxy statement titled “Executive Compensation Overview.” Otelco is committed to executive compensation that retains effective leadership of the Company and is appropriate when compared to other industry information. Stockholders should carefully read the section of this proxy statement titled “Executive Compensation Overview,” which discusses in detail how our compensation policies and procedures implement our compensation philosophy.
The vote is advisory and non-binding and will be considered by the compensation committee in determining future compensation of the Company’s named executive officers.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION RELATED TO THE ADVISORY APPROVAL OF THE COMPENSATION OF OTELCO’S NAMED EXECUTIVES:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the executive compensation tables and the related narrative discussion.”
Our current policy is to hold an advisory vote to approve the compensation of our named executive officers annually. Under this policy, the next advisory vote will occur at the annual meeting of stockholders to be held in 2019.

APPENDIX A

OTELCO INC.
2018 STOCK INCENTIVE PLAN
Section 1.
Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.
Section 2.
Definitions

As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
(b) “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, or Stock Award granted under the Plan.
(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(d) “Board” shall mean the Board of Directors of the Company.
(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f) “Committee” shall mean the committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.
(g) “Company” shall mean Otelco Inc., a Delaware corporation, and any successor corporation.
(h) “Director” shall mean a member of the Board.
(i) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
(j) “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.
(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, if Shares are trading on the Nasdaq Stock Market, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the Nasdaq Stock Market as reported on the consolidated transaction reporting system on such date or, if such exchange is not open for trading on such date, on the most recent preceding date that such exchange is open for trading.

(m) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(n) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(o) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(p) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(q) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(r) “Plan” shall mean the Otelco Inc. 2018 Stock Incentive Plan, as amended from time to time.
(s) “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.
(t) “Restricted Stock Unit” shall mean any unit granted under Section 6(b) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(u) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.
(v) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(w) “Securities Act” shall mean the Securities Act of 1933, as amended.
(x) “Shares” shall mean shares of Class A Common Stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(y) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(z) “Stock Award” shall mean any Share granted under Section 6(c) the Plan.
Section 3.
Administration

(a) Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the

Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b) Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.
(c) Delegation.   The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.
(d) Indemnification.   To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.
Shares Available for Awards

(a) Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 250,000 Shares plus Shares that are subject to awards granted under the Company’s 2014 Stock Incentive Plan (the “Prior Plan”) that cease to be subject to such awards by forfeiture or otherwise after the Effective Date (as defined below). The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. On and after stockholder approval of this Plan as provided in Section 10, no awards shall be granted under the Prior Plan (although all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan).
(b) Counting Shares.   For purposes of this Section 4, except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.
(i)
Shares Added Back to Reserve.   Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.    Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; or (C) Shares that are repurchased by the Company using Option exercise proceeds.
(iii)
Cash-Only Awards.   Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities.   Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments.   In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of  (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
(d) Limitation for Awards Granted to Non-Employee Directors.   No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $50,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.
Section 5.
Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.
Awards

(a) Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.   The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)
Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)
Promissory Notes.   Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in or whole or in part, with a promissory note.

(B)
Net Exercises.   The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)
The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)
Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.   Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(iv)
Awards Based on Performance.   The Committee is hereby authorized to grant performance awards to Eligible Persons. A performance award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award shall be determined by the Committee.

(c) Stock Awards.    The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.
(d) Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to

Eligible Persons in connection with grants of Options or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed. Notwithstanding any provision in any Award that provides for payment of Dividend Equivalent amounts in the form of Shares, the Committee may, in its discretion, pay such Dividend Equivalent amounts in cash in lieu of Shares.
(e) General.
(i)
Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Term of Awards.   Subject to Section 6(a)(iv)(C), the term of each Award shall be for a period not to exceed 10 years from the date of grant.

(v)
Limits on Transfer of Awards.    Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than a Stock Award Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8 under the Securities Act (or any successor form). The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(vi)
Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vii)
Prohibition on Option Repricing.   Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, or a Stock Award in exchange; or (iii) cancelling or repurchasing the underwater Option for cash or other securities. An Option will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(viii)
Minimum Vesting.   Except as provided below, no Option, Restricted Stock, Restricted Stock Unit, performance award or Stock Award shall be granted with terms providing for a vesting schedule over a period of less than one year from the date of grant (or, in the case of vesting based upon the attainment of performance-based objectives, over a period of less than one year measured from the commencement of the period over which performance is evaluated).

(A)
Notwithstanding the foregoing, a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan may be issued as Options, Restricted Stock, Restricted Stock Units or other Stock-Based Awards that do not comply with the applicable one-year minimum vesting requirements set forth above.

(B)
For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Sections 4(a) and 4(b) of the Plan apply.

(C)
Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(e)(ix).

(ix)
Acceleration of Vesting or Exercisability.   No Award Agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or stockholder approval of  (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.

(x)
Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.
Amendment and Termination; Corrections

(a) Amendments to the Plan.   The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:
(i)
requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange that are applicable to the Company;

(ii)
increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)
increases the dollar amount subject to the limitation contained in Section 4(d) of the Plan;

(iv)
increase the maximum term permitted for Options as specified in Section 6(a)(ii) the Plan;

(v)
permit repricing of Options, which is currently prohibited by Section 6(e)(vii) of the Plan;

(vi)
permit the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option, contrary to the provisions of Section 6(a)(i) of the Plan; or

(vii)
cause the Company to be unable to grant Incentive Stock Options under the Plan.

(b) Amendments to Awards.   Except as otherwise expressly provided in the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise expressly provided in the Plan (specifically including the next two sentences hereof), the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without any payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(e)(ix), such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)
that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

(c) Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.
Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of  (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of  (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of  (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9.
General Provisions

(a) No Rights to Awards.   No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b) Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c) Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d) No Rights of Stockholders.   Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e) No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f) No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g) Governing Law.    The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h) Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i) No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j) Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k) No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l) Headings.    Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
(m) Consultation With Professional Tax and Investment Advisors.    The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws. Such a holder further acknowledges that such holder is relying solely and exclusively on the holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.
(n) Clawback or Recoupment.    All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any applicable Company clawback and recoupment policy in effect, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.
(o) Blackout Periods.    Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any “blackout” period that the Company deems necessary or advisable with respect to any or all Awards.

Section 10.
Effective Date of the Plan

The Plan was adopted by the Board on March 8, 2018. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on May 10, 2018, and the Plan shall be effective as of the date of such stockholder approval (the “Effective Date”). On and after stockholder approval of the Plan, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.
Section 11.
Term of the Plan

No Award shall be granted under the Plan after, and the Plan shall terminate on, March 8, 2028 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
Address Change? Mark box, sign, and indicate changes below: ☐
YOUR VOTE IS IMPORTANT!
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.
PLEASE MARK THE APPROPRIATE BOX USING DARK INK ONLY.
↓   Please fold here – Do not separate   ↓
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.
1.	Election of Directors:	FOR	WITHHELD		FOR	WITHHELD
	01 Norman C. Frost	☐	☐	05 Curtis L. Garner, Jr.	☐	☐
	02 Howard J. Haug	☐	☐	06 Stephen P. McCall	☐	☐
	03 Brian A. Ross	☐	☐	07 Robert J. Souza	☐	☐
	04 Gary L. Sugarman	☐	☐
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.
2.	Ratification of the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm:	☐ For	☐ Against	☐ Abstain
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE OTELCO INC. 2018 STOCK INCENTIVE PLAN.
3.	Approval of the Otelco Inc. 2018 Stock Incentive Plan:	☐ For	☐ Against	☐ Abstain
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OTELCO’S NAMED EXECUTIVES.
4.	Approval, on an advisory basis, of the compensation of Otelco’s named executives:	☐ For	☐ Against	☐ Abstain
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.
Date

Signature(s) in Box
Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign the full corporate name by duly authorized officer and affix corporate seal. A partnership should sign the full partnership name by a duly authorized person. When signing as an attorney, executor, administrator or guardian, please give full title as such.

OTELCO INC.
ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 10, 2018
11:00 a.m. local time
Dorsey & Whitney LLP
51 West 52nd Street
9th Floor
New York, New York 10019
OTELCO INC. 505 Third Avenue East Oneonta, Alabama 35121	proxy

ANNUAL MEETING OF STOCKHOLDERS – MAY 10, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OTELCO INC.
The undersigned stockholder of Otelco Inc. (the “Company”) hereby appoints Robert J. Souza and Curtis L. Garner, Jr., and each of them, as true and lawful proxies with full power of substitution for the undersigned and in the undersigned’s name, place and stead, to represent and vote, as designated below, all of the Class A common stock of the Company held of record by the undersigned on March 12, 2018, at the Annual Meeting of Stockholders to be held at the offices of Dorsey & Whitney LLP, 51 West 52nd Street, 9th Floor, New York, New York 10019, at 11:00 a.m. local time on May 10, 2018, or any adjournments or postponements thereof, upon all matters that may properly come before the meeting, including all matters described in the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement dated April 6, 2018, subject to any directions noted on the reverse side of this proxy card. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxy holders will vote for election of a substitute nominee proposed by management.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted: FOR the election of all nominees for director; FOR Proposal 2; FOR Proposal 3; and FOR Proposal 4. Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this proxy card.
See reverse for voting instructions.